TherapeuticsMD, Inc. 8-K

Exhibit 99.1

1 Investor Overview NOVEMBER 2014 w w w . T h e r a p e u t i c s M D . c o m

2 2 This presentation by TherapeuticsMD Inc. (referred to as “we” and “our”) may contain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward - looking statements may include, but are not limited to, statements relating to our objectives , plans and strategies as well as statements, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future. These statements are often characterized by terminology such as “ believe,” “ hope,” “ may,” “ anticipate,” “ should,” “ intend,” “ plan,” “ will,” “ expect,” “ estimate,” “ project,” “ positioned,” “ strategy,” and similar expressions and are based on assumptions and assessments made in light of our managerial experience and perception of historical trends, current conditions, expected future developments, and other factors we believe to be appropriate. Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward - looking statements ar e not guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control . Important factors that could cause actual results, developments, and business decisions to differ materially from forward - lookin g statements are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well our current reports on Form 8 - K, and include the following: our ability to maintain or increase sales of our products; our ability to develop and commercia l ize our hormone therapy drug candidates and obtain additional financing necessary therefor; the length, cost, and uncertain resul ts of our clinical trials; potential adverse side effects or other safety risks that could preclude the approval of our hormone the rap y drug candidates; our reliance on third parties to conduct our clinical trials, research and development and manufacturing; the ava ila bility of reimbursement from government authorities and health insurance companies for our products; the impact of product liability lawsuits; the influence of extensive and costly government regulation; the volatility of the trading price of our common stoc k; and the concentration of power in our stock ownership. PDF copies of press releases and financial tables can be viewed and downloaded at our website : http:// www.therapeuticsmd.com / pressreleases.aspx . Forward - Looking Statements

3 3 A Promising Future We are an innovative women’s health company exclusively focused on developing and commercializing products for women throughout their life cycles. Our therapeutic portfolio of drug candidates is built on our SYMBODA™ technology platform, which enables new bio - identical hormone combinations, forms, and administration routes.

4 4 Investment Rationale Worldwide commercial rights for multiple hormone therapy products in Phase 3: Well - known chemical entities with established safety and efficacy thresholds Expected FDA regulatory pathway: 505(b)(2) Bio - identical market recently impacted by new Drug Quality and Security Act Large, overlooked and growing markets with unique competitive dynamics Multiple earlier - stage candidates including transdermal applications U.S . commercial infrastructure marketing prescription and OTC prenatal vitamins to Ob/ Gyns and other women’s health specialists Experienced management team with proven development and commercial success in women’s health

5 5 TherapeuticsMD – Value Platform Large Growing Market of Post - menopausal Women Early Pipeline Candidates Current Rx Prenatal Business Experienced Women’s Health Business & Clinical Team Unique P3 Candidates: VVA & Combo IP Portfolio & SYMBODA™ Technology

Pipeline Targets Large Markets



Pre-Clinical
Phase 1
Phase 2
Phase 3
U.S. Market Opp.[1]
17ß Estradiol in VagiCap™
TX-004HR
REJOICE Trial initiated Q3 '14
$1,281M
Combination: 17ß Estradiol + Progesterone
TX-001HR
REPLENISH Trial initiated Q3 '13
$2,058M
Oral Progesterone
TX-002HR
SPRY Trial [3] ON HOLD
$364M
P Transdermal
TX-005HR
$346M[2]
E + P Transdermal
TX-006HR
$67M

1) PHAST Prescription Monthly by Source Healthcare Analytics.
2) Estimated U.S. sales, based on half estradiol patch sales
3) In July 2014, we temporarily suspended enrollment in the SPRY Trial and in October we temporarily stopped it in order to update the Phase 3 protocol based on discussions with the FDA. We intend to update the Phase 3 protocol to, among other things, target only those women with secondary amenorrhea due to polycystic ovarian syndrome and to amend the primary endpoint of the trial.

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TherapeuticsMD®

7 7 SYMBODA ™ Technology Enables Pipeline Converts estradiol and progesterone from solid / crystalline to a n ew liquid (solubilized) drug form: Achieves FDA requirements of uniformity and stability Improves functional effects (bioavailability , variability , food effect, lowest effective dose, side effects ) Enables new combinations, routes and dosages (creams, patches, etc. ) Used in development of TX - 001HR and TX - 004HR Opportunity for IP protection Novel Formulations

8 8 TX - 004HR VVA Program

Overview – Vulvar Vaginal Atrophy (VVA)

- Under-diagnosed condition characterized by thinning of vaginal tissue from decreased estrogen levels[1]
- Diagnosed in approximately 50% of postmenopausal women using measure of vaginal pH levels[1]
- Bothersome symptoms include: dryness, dyspareunia, itching, irritation, dysuria, bleeding with sexual activity

	Pre-Menopause	Post-Menopause
Superficial cells:	>15%	<5%
Intermediate cells:	80%	60%
Parabasal cells:	< 5%	>10%





(1) Data from REVIVE Study

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TherapeuticsMD®

10 10 VVA Market - Established and Growing 10 Product Compound TRx (MAT 9/14) (1) US Sales ($M) (1) (2) (MAT 9/14) WAC Price (3) Premarin ® Cream Equine vaginal estrogen 1,767,810 $448 $220.02 Vagifem ® Tablets Vaginal Estradiol 1,945,711 $378 $222.12 Estrace ® Cream Vaginal Estradiol 1,738,856 $324 $174.25 Osphena ® Tablets Oral SERM 176,455 $40 $158.00 Estring ® Vaginal Estradiol Ring 336,803 $88 $244.52 Total (3) 5,965,635 $1,281 (1) PHAST Prescription Monthly by Symphony Health Solutions (2) Femring data was excluded due to VMS indication (3) Medi - Span Price Rx Basic. (4) GlobalData July 2013 report GDHC54PIDR • US sales more than doubled since 2008 • Global market expected to be $2.1 Billion in 2022 (4) • Currently no generic competition

11 Preliminary patient satisfaction (e.g., no applicator, quick dissolution, no burning) Improved User Experience Phase 1 data suggest lower systemic absorption Lower Systemic Exposure Broad range of doses being evaluated in P3, including 4 mcg New Lower Effective Dose Demonstrated activity at 14 days in P2 Faster Onset of Action TX004 - HR – Target Product Profile VagiCap Target Product Profile evaluated in ongoing Phase 3 Rejoice Trial Target Goals

12 12 VagiCap ™ vs. Vagifem ® – Phase 1 PK Study N=36 N=36 Key Findings • Tmax ~2 hours with VagiCap and ~ 8 hours with Vagifem • Systemic absorption AUC (0 - 24 hours ) is 2 - to 3 - fold lower with VagiCap relative to Vagifem 0 6 12 18 24 0 5 10 15 20 Estradiol 10g Study 499 time after dosing (hrs) m e a n p l a s m a c o n c e n t r a t i o n ( p g / m L ) Reference Test 0 6 12 18 24 0 10 20 30 40 Estradiol 25g Study 500 time after dosing (hrs) m e a n p l a s m a c o n c e n t r a t i o n ( p g / m L ) Reference Test

13 13 TX - 004HR – Promising P2 Data Maturation Index (Mean) Change in pH (Mean) TX - 004HR Placebo TX - 004HR Placebo VagiCap ™ 10 ug n=50 44.48 7.08 - 0.92 - 0.40 Approved Treatments: Pivotal Clinical Data (Week 12)* Maturation Index (Mean) Change in pH (Mean) Active Placebo Active Placebo Premarin ® Vaginal Cream (0.3 mg) n=36 27.90 3.00 - 1.60 - 0.40 Vagifem ® (10 ug ) n=36 11.10 NA NA NA *Data from product prescribing information. For reference only. Comparative efficacy cannot be demonstrated without head - to - he ad clinical studies. TX - 004HR: Phase 2 Pilot Data ( Day 14)

TX-004HR Positive Phase 2 Results



Double Blind, Controlled Phase 2 Study

- 48 post-menopausal women with VVA
- Randomized 1:1 to 10µg
- Self-administered 1x daily for 2-week period
- Same endpoints measured in Phase 3 (2 vs 12 weeks)

TX-004HR Compared to Placebo

- Decrease in parabasal cells ($p<0.0001$)
- Increase in superficial cells ($p=0.0002$)
- Decrease in vaginal pH ($p=0.0002$)
- Reduction in atrophic effects on epithelial integrity and vaginal secretions
- Positive trend in reduction of most bothersome symptoms

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TherapeuticsMD®

TX-004HR – Potential Competitive Profile

Product Characteristic*	Vagifem	Premarin	Estrace
Design			
Burning		✓	
Discharge	✓	✓	✓
Cream		✓	✓
Quick Dissolution			
Applicator	✓	✓	✓
Placement Issues	✓		



TX-004HR Profile Goals

- Eliminate burning sensation
- Not a cream
- Improve ease of use/placement
- Quick dissolution
- Digital insertion/No applicator
- Deliver elegant patient experience

OPERA Survey (n=178); TXV-1301 Survey (n=49)

*Perceived product characteristics reported by health care professionals and patients in separate surveys. Not based on head-to-head clinical comparisons or validated instruments.

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TherapeuticsMD®

16 16 Trial: 12 weeks Sites: ~100 Subjects: ~700 1 − 3 active arms: 4 mcg, 10 mcg, 25 mcg (~175 per arm) − 175 placebo Co - Primary Endpoints − Cell change − Lowering of pH − Reducing Dyspareunia as most bothersome symptom 16 ™ Phase 3 – TX - 004HR Vaginal Estradiol 1) The FDA has to date noted that in order to approve a drug based on a single trial, the trial would need to show statistical signi fic ance of at least a .01 level, and that a trial that is merely statistically positive may not provide sufficient evidence to support a n N DA filing or approval of a drug candidate. Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 P3 Protocol Enrolmt Cmpltd Data Read NDA and PDUFA Phase 3 Study TX-004HR Estradiol VVA VagiCap

17 17 TX - 001HR Combination Program

18 18 Indication Overview • Menopause is defined as the final menstrual period and is typically confirmed after an otherwise healthy woman has not had a period for 12 consecutive months • Hot flashes are due to lower Estrogen levels • Estrogen is given to reduce hot flashes • Estrogen causes the uterus to thicken (hyperplasia) • Progesterone is given to prevent thickening in women with an intact uterus

HT Market Size – *Two Markets*

Compounded Product	Progestin	US Sales Cash Pay	Company
Estradiol + Progesterone	Untested Bioidentical	$1,500 mm [3]	Various Compounding Pharmacies Not FDA approved

Significant Market with No FDA approved bioidentical product

FDA Approved Product	Progestin	U.S. Sales (est.)	Company
17β Estradiol + NETA / DSP Activella / FemHRT / Angeliq)	*Non-bioidentical*	$ 42 mm [1][2]	novo nordisk, Bayer, Warner Chilcott
Generic 17β + Progestins	*Non-bioidentical*	$ 216 mm [1][2]	Teva
Premarin + MPA (Prempro / Premphase)	*Non-bioidentical*	$ 336 mm [1][2]	Pfizer
Total FDA Approved Oral Combination Sales		**$ 594 mm**	

Total Combination Market Sales	**$ 2,094MM**

Notes:
(1) PHAST by Symphony Health Solutions
(2) Based on last twelve months sales through September 30, 2014
(3) "Women's Use and Knowledge of Custom Compounded Bioidentical Hormones" Santoro, N. and Pinkerton, J NAMS poster 2014.

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TherapeuticsMD®

20 • Compounding prescriber (1) base: • 66% Wellness practitioners • 33% OB/GYNs • Growing cash pay market • $46 average cost per unit • An estimated 1M - 2.5M women in the US use BHRT Compounding Market Dynamics (1) - Pharmacy Survey conducted by Rose Research on behalf of inThought Research and the International Journal of Pharmaceutical Compounding

21 21 Drug Quality and Security Act (DQSA) Spurred by public health scares, DQSA establishes clear FDA oversight of compounding pharmacies Prohibits compounding of essential copies of an FDA - approved and marketed drug except in limited circumstances such as drug shortages Recent FDA enforcement actions related to essential copies DQSA anticipated to have significant impact on market post - approval of first combination drug TXMD would look to distribute through compounding pharmacies once approved

22 Bio - identical terminology as both hormones similar to those produced by the ovary Labeling Differentiation Potential for FDA approved natural estradiol plus natural progesterone combination pill Meet Patient Demand for Bio - identicals Broad range of doses being evaluated in P3, one of which would be a new lower effective dose New Lower Effective Dose TX - 001HR – Differentiated Target Product Profile Goals for Replenish Trial Inclusion of PEPI and E3N data via label negotiation Leverage Data on Natural Progesterone

Rationale for Natural Progesterone vs. Synthetic Progestins

Side Effect (1)	Bio-identical Natural Progesterone	Non-bioidentical Progestins (MPA, NETA, drosperinone)
Breast cancer	Neutral in breast cancer (E3N-EPIC study)	Increased risk
Cardiovascular	More favorable profile (PEPI trial)	Increased risk of MI, stroke, VTE
Lipid profile	More favorable profile (PEPI trial)	Less favorable effects on lipid profile (cholesterol, LDL, triglycerides)
Glucose / insulin	Improved carbohydrate metabolism (PEPI trial)	Deterioration of glucose tolerance or hyperinsulemia or both
Sleep / mood	Improved sleep efficiency (2)	No benefit on sleep properties

(1) Alone or in combination with estrogen.
(2) Caufriez, Anne, Rachel Leproult, Mireille L'Hermite-Bale´riau, Myriam Kerkhofs, and Georges Copinschi. "Progesterone Prevents Sleep Disturbances and Modulates GH, TSH, and Melatonin Secretion in Postmenopausal Women." J Clin Endocrinol Metab 96.4 (2011): 614-23.

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TherapeuticsMD®

24 24 24 TX 001 - HR (Estrogen/Progesterone) Phase 3 Study - REPLENISH Designed to enroll 1,750 subjects at ~ US 100 sites Four active arms (N =400 / arm ) ▪ Estradiol 1mg/Progesterone 100mg ▪ Estradiol 0.5 mg/Progesterone 100mg ▪ Estradiol 0.5 mg/Progesterone 50 mg ▪ Estradiol 0.25 mg/Progesterone 50 mg Placebo arm (N=150) 12 - month study with 12 week VMS substudy Endpoints: Vasomotor Substudy : number and severity of hot flashes (4 week and 12 wks ) Endometrial safety: incidence of endometrial hyperplasia (12 months ) 2013E 2014E 2015E 2016E 2017E Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 NDA and PDUFA Phase 3 Vasomotor and Endometrial Protection Study

25 25 Transdermal Programs

26 26 Why Transdermal? • Transdermal delivery perceived safer due to a lower first pass effect • No FDA - approved transdermal progesterone • New TXMD PK data suggest leveraging solubilized progesterone, show elevated and sustained transdermal levels • Leveraging this technology creates an opportunity for new progesterone IP, products and novel dosage forms

27 27 E+P Topical PK Results New Formulation PK Data Suggest Sustained 8 hr Duration 0.00 1.00 2.00 3.00 4.00 5.00 6.00 0 1 2 3 4 5 6 7 8 pg /ml hrs Log Mean Corrected Progesterone pK (Capillary/Saliva) Log Mean Corrected Capillary Progesterone Log Mean Corrected Saliva Progesterone 0.00 0.50 1.00 1.50 2.00 2.50 3.00 0 1 2 3 4 5 6 7 8 pg /ml hrs Log Mean Corrected Estradiol pK (Capillary/Saliva) Log Mean Corrected Capillary Estradiol Log Mean Corrected Saliva Estradiol • Levels in the saliva and capillary samples are higher than in the serum where it was not detectible • This is consistent with the published article from Du and Stanczyk 2013.¹ ¹ Du, Joanna Y. et al; Menopause, Vol.20, No.11,pp 1 - 7.

28 Product (Combination E+P) TRx (1)(2) U.S. Sales (est.) (1)(2) Company Estradiol/ Levonorgestrel ( Climara Pro) 129,755 $ 22.5 M Estradiol/ Norethindrone Acet ( CombiPatch ) 408,598 $ 44.0 M Total Combination Transdermal Sales 538,353 $ 66.5 M Transdermal Market Opportunity Notes : (1) PHAST Prescription Monthly by Source Healthcare Analytics. (2) Based on last twelve months sales through December 31, 2013. Product (Estradiol Only) TRx (1)(2) U.S. Sales (est.) (1)(2) Company Estradiol (Patch, Gel, Spray) ( Alora , Climara , Estraderm, Menostar , Vivelle , Vivell - Dot, Minivelle ; Divigel , Elestrin , Estrogel ; Evamist ) 5,762,725 $ 692 M Total Estradiol Transdermal Sales 5,762,725 $ 692 M 17 Notes : (1) PHAST by Symphony Health Solutions (2) Based on last twelve months sales through September 30, 2014

29 29 Growing Opportunity for Hormone Therapy US Census 2010

30 30 Intellectual Property Update

31 Growing Patent Portfolio Filed Provisional Non - Provisional Issued U.S. 37 13 24 4 Ex - U.S. 21 Two new patents issued; one on method of treating menopausal symptoms which strengthens competitive barriers to entry and builds on layered coverage strategies Others issued: Field spanning estradiol and progesterone pharmaceutical compositions (SYMBODA™) OPERA reporting and analysis software patent Layered patent strategies Field spanning pharmaceutical compositions by family of estradiol and progesterone alone and in combination Siloed strategy for each product 31

32 Key Milestones 3Q 14 ▪ Start Phase 3 REJOICE Trial ▪ Report transdermal PK data ▪ New patent a llowances 4Q 14 ▪ NAMS data presentation on VVA data 2Q 15 ▪ Complete REJOICE enrollment 4Q 15 3Q 15 ▪ Report Phase 3 REJOICE results 1Q 15 ▪ Report dermal tissue results ▪ Complete REPLENISH enrollment

33 TXMD: Financial Snapshot Listing Exchange NYSE MKT Shares outstanding 156 million (as of Nov 4, 2014) Cash $67 million (as of Sept 30, 2014) Debt $ 0 million

34 Thank You w w w . T h e r a p e u t i c s M D . c o m

35 35 TX - 004HR – VVA Program - Appendix -

36 TX - 004HR Positive Phase 2 Study 48 postmenopausal women with symptoms of VVA Randomized 1:1 to 10µg dose of TX - 004HR or placebo Self - administered 1x daily for 2 - week period Endpoints (2 weeks) based on Phase 3 (12 weeks) study design criteria As compared to placebo, women treated with TX - 004HR showed : Statistically significant decreases in parabasal cells (p<0.0001) Statistically significant increases in superficial cells (p=0.0002) Statistically significant decreases in vaginal pH (p=0.0002 ) Significant reduction in the atrophic effects on epithelial integrity and vaginal secretions Not powered for most bothersome symptom (positive trends)

37 37 TX - 001HR Combination Program - Appendix -

38 Evolution of Hormone Therapy Market (1) PHAST Prescription Monthly by Source Healthcare Analytics. Inflation Adjusted Number* (2) Estimates per: Dr. Loyd Allen Jr ., Editor - in - Chief, the International Journal of Pharmaceutical Compounding ; Tom Murry , Executive Director of the Pharmaceutical Compounding Accreditation Board; and Wulf Utian , Consultant on Gynecology and Women¹s Health at The Cleveland Clinic and Executive Director Emeritus and Honorary Founding President of The North American Menopause Society (“NAMS”).

39 • Post - WHI, expert consensus: HT before 60 has a favorable benefit/risk profile 3 • Women using FDA - approved and compounded HT increasing: • Estimated 30% of use is compounded • Natural or “Bio - identicals ” preferred • 83% of women believe hormone therapy helps treat their symptoms • More younger women asking for HT Hormone Therapy Use Is Increasing 1,2 1. harris INTERACTIVE (July 2013 N: 1,100 women age 45 to 60 with 801 currently going through or have gone through menopause) 2. Rose Research Survey ( April 2014 N:17,897 women age 40 to 80 with 2,044 using or have used HT) 3. 2013 BMS statement, 2012 NAMS statement, 2013 IMS statement 7.3% 6.8% 5.5% 2.9% 4.7% 3.0% 4.2% 14.7% 14.1% 11.7% 7.7% 15.0% 14.3% 24.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 40-44 45-49 50-54 55-59 60-64 65-74 75-84 % HT USE by AGE GROUP % Currently Use HT % Have Used HT

40 40 Current Demand F or N atural H ormones Women actively requesting “ bio - identical ” hormone therapy ( HT) containing natural estradiol and natural progesterone Compounded drugs are not approved by FDA, including requirements for safety, efficacy, or manufacturing quality Emerging evidence of the advantages of natural hormones over synthetics

41 41 Current Evidence Shows Potential Advantages of N atural E stradiol “ CEEs ( Premarin ) were associated with a higher incidence of venous thrombosis and myocardial infarction than estradio l ” 1 — Journal of the American Medical Association, September 2013 “ Oral estradiol may be associated with a lower risk of stroke … compared with conventional - dose oral CE E ” 2 — Menopause, September 2013 (1) Smith et al. Lower Risk of Cardiovascular Events in Postmenopausal Women Taking Oral Estradiol Compared with Oral Conjugated Equine Estrogens (C EE ) (2) Shufelt et al. Hormone Therapy Dose, Formulation, Route of Delivery, and Risk of Cardiovascular Events in Women: Findings from the Women’s Health Initiative Observational Study

42 42 Dose Rationale: TX - 001HR (Estradiol/Progesterone) Objective: to provide the first FDA approved natural estradiol/progesterone (combination) product with lowest effective doses Dose selection: Four estradiol/progesterone combinations being evaluated based upon: • Known effective doses of estradiol – 1mg and 0.5 mg have established efficacy for the treatment of VMS – Estradiol 0.25 mg alone has not been shown to be effective; however, progesterone has been shown to have an additive effect, thus the combination of E/P may provide lowest effective dose • To deliver a low dose of progesterone that provides endometrial safety with the lowest side effect profile (50 mg and 100 mg) • To provide multiple doses for tapering and adjustment based on patient therapeutic response

43 0 2 4 6 8 10 12 14 0 1 2 3 4 5 6 7 8 9 10 11 12 Range of hot flashes at baseline=11.3 - 13.8. *Adjusted for baseline. † P <0.05 by week 3 compared with placebo. ‡ P <0.05 by week 2 compared with placebo. CEE 0.625 mg/day (n=27) ‡ CEE 0.45 mg/day (n=32) ‡ CEE 0.3 mg/day (n=30) † Placebo (n=28) CEE 0.625 mg+MPA /day (n=27) † CEE 0.45 mg+MPA /day (n=32) ‡ CEE 0.3 mg+MPA /day (n=30) † Placebo (n=28) Utian WH, Shoupe,D . Bachman, G., Pinkerton, J., Pickar , J.. Fertil Steril . 2001;75:1065 - 1079 . Number of hot flashes (CEE - Alone) Week Week Women’s HOPE Study Hot Flashes Adjusted Mean Daily Number* 0 2 4 6 8 10 12 14 0 1 2 3 4 5 6 7 8 9 10 11 12 Range of number of hot flashes at baseline=11.3 - 13.8. *Adjusted for baseline. † P <0.05 by week 3 compared with placebo. ‡ P <0.05 by week 2 compared with placebo. Number of hot flashes (CEE+MPA)

Low Dose Approvals

Activella – mean # HFlashes	Placebo	E2/NETA .25/.1	E2/NETA .5/.1	E2/NETA 1/.5	E2/NETA 2/1
Baseline	72	74.4	73.4	69.6	70.1
Week 4 (vs Pbo)	39.7	37.1 (p=0.397)	32.5 (p=0.122)	22.9 (p=0.005)	16.4 (p=0.000)
Week 8	32.1	26.9 (p=0.163)	18.5 (p=0.004)	14.6 (p=0.002)	7.5 (p=0.000)
Week 12	29.7	25.6 (p=0.242)	16.0 (p=0.007)	9.1 (p=0.000)	5.6 (p=0.000)

FemHRT – mean # HFlashes	Placebo	NETA/EE .5/2.5	NETA/EE 1/5µg	NETA/EE 1/10
Baseline	85.2	85.8	79.4	91.8
Week 4 (extrapl)	46	38	25	19
Week 12	39.4	18.9 (p=0.00)	13.4 (p=0.00)	9.8 (p=0.00)

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TherapeuticsMD®

45 History of Compounding Market S hift to Bio - identical Hormone Replacement (BHRT) 2002 2002 2005 2012 2013 Women’s Health Initiative - Progestins have elevated FDA vs Western States • First Amendment, specific restrictions on advertising and marketing Wyeth Citizen petition to FDA in reaction BHRT claims NECC/Men ingitis Outbreak Drug Quality and Security Act LAW IS PASSED Congressional Hearing Special Committee on Aging 2007

The Total Menopause Hormone Market



COMPOUNDING SEGMENTS(2)(3)
Pain 25%
Veterinarian 25%
Pediatric 25%
BHRT 25%
TOTAL E+P HORMONE MARKET(1)(3)
$1 B of TRx by Wellness Specialists
FDA Approved $500 M Avg. WAC $150
BHRT $1.5 B Avg. Script $50
$500 M of TRx by Gynecology

American Academy of Anti-Aging Medicine (A4M) – www.a4m.com
World Society of Anti-Aging Medicine (WSOAAM)
www.wosaam.ws

24,000 Specialists in United States

- Both traditional medicine and so-called anti-aging/wellness are targeting the same biologic processes in women — menopause.

(1) PHAST Prescription Monthly by Source Healthcare Analytics.
(2) Estimates per: Dr. Loyd Allen Jr., Editor-in-Chief, *International Journal of Pharmaceutical Compounding*; Tom Murry, Executive Director of the Pharmaceutical Compounding Accreditation Board; and Wulf Utian, Consultant on Gynecology and Women's Health at The Cleveland Clinic and Executive Director Emeritus and Honorary Founding President of The North American Menopause Society ("NAMS").
(3) Symphony Health Report

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TherapeuticsMD®

47 ~2 Million Women are Using Compounded HT Estimate from Pharmacies 2.3 million women use compounded HT Estimate from Physicians 2.5 million women use compounded HT Estimate from Patients 2.1 million women use compounded HT ▪ Women using FDA - approved HT has increased slowly from 4.5 million in 2005 to 5.0 million in 2014 . ▪ Women using compounded HT has increased dramatically from less than 500,000 in 2005 to 2.1 million – 2.5 million in 2014 . 1. Rose Research Survey: (April 2014) N:17,897 women age 40 to 80 with 2,044 using or have used HRT 2. harris INTERACTIVE: (July 2013) N: 1,100 women age 45 to 60 with 801 currently going through or have gone through menopause 3. Rose Research data: Ongoing survey of 400 physicians actively prescribing HT 4. Ob/ Gyn Surveys: OPERA Survey (N=178); TXV - 1301 Survey (N=49) 5. Pharmacy Phone Survey: 4 (N=200) Compounding Pharmacies per state